Certain information in the marked exhibit below has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. Omissions are designated as “[*****]”.

FIRST AMENDMENT TO
LETTER OF CREDIT FACILITY AGREEMENT

This FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AGREEMENT (this "Amendment") dated as of October 30, 2024 is entered into by and among EVEREST REINSURANCE (BERMUDA), LTD., a Bermuda exempted company (the "Borrower"), and BARCLAYS BANK PLC (the "Issuer"), and is made with reference to that certain LETTER OF CREDIT FACILITY AGREEMENT, dated as of November 3, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Facility Agreement"), by and between the Borrower and the Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Facility Agreement, as amended by this Amendment (as so amended, the "Facility Agreement").
RECITALS
WHEREAS, the Issuer and the Borrower wish to amend the Existing Facility Agreement to extend the Commitment Termination Date to November 3, 2027 and make certain other amendments that are set forth herein;

WHEREAS, as of the date hereof, no Designated Borrowers have become a party to the Existing Facility Agreement since the Closing Date; and
WHEREAS, subject to the terms and conditions set forth herein, the Borrower and the Issuer hereby agree to amend the Existing Facility Agreement as set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower and Issuer agree as follows:
SECTION I.AMENDMENTS TO FACILITY AGREEMENT
With effect from the Amendment Effective Date (as defined below) the Existing Facility Agreement is hereby amended as follows:
(a)clause (a) of the definition of "Commitment Termination Date" in Section 1.1 shall be amended such that the reference to "November 3, 2024" therein shall be deleted and replaced with "November 3, 2027";
(b)the definition of "Everest Bermuda Security Agreement" in Section 1.1 shall be amended such that the reference to "Security Agreement" therein shall be deleted and replaced with "pledge agreement";
(c)Section 5.2(a)(iv) shall be amended such that ", that, in the case of each of clauses (i), (ii) and (iii) would reasonably be expected to have a Material Adverse Effect" shall be inserted at the end thereof; and
(d)Section 9.17(a) shall be amended such that the reference to "EEA Resolution Authority" therein shall be deleted and replaced with "Resolution Authority".

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SECTION II.CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof (the "Amendment Effective Date") only upon the satisfaction of all of the following conditions precedent:
(a)Executed Counterparts of this Amendment. The Issuer shall have executed this Amendment and received a counterpart of this Amendment signed by the Borrower.
(b)Representations and Warranties. The representations and warranties contained in the Facility Agreement and this Amendment shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Amendment Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).
(c)No Defaults. At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.
(d)Certificates. The Issuer shall have received such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of the secretary, assistant secretary or Responsible Officers of the Borrower as the Issuer may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment.
(e)Corporate Documents. The Issuer shall have received such other documents and certificates (including Organization Documents and good standing (or similar) certificates) as the Issuer may reasonably request relating to the organization, existence and good standing of and any other legal matters relating to the Borrower or this Amendment.
(f)Opinion of Counsel to Everest Bermuda. The Issuer shall have received an opinion of Mayer Brown LLP, New York counsel to the Borrower, addressed to the Issuer and dated the Amendment Effective Date, in form and substance satisfactory to the Issuer (and the Borrower hereby instructs such counsel to deliver such opinion to the Issuer).
(g)Opinion of Bermuda Counsel to Everest Bermuda. The Issuer shall have received an opinion of Conyers Dill & Pearman Limited, Bermuda counsel to the Borrower addressed to the Issuer and dated the Amendment Effective Date, in form and substance satisfactory to the Issuer (and the Borrower hereby instructs such counsel to deliver such opinion to the Issuer).
(h)Fees and Expenses. [*****].
(i)Financial Strength Rating. The Financial Strength Rating of the Borrower shall be [*****] or better.
(j)Compliance Certificate. The Issuer shall have received a duly completed Compliance Certificate of the Borrower dated the Amendment Effective Date [*****].
(k)Officer's Certificate. The Issuer shall have received a certificate, dated the Amendment Effective Date and signed by a Responsible Officer, certifying as to the satisfaction of the conditions set forth in clauses (b), (c) and (i) of this Section II.
(l)Process Agent Letter. The Issuer shall have received a letter from the Process Agent indicating its continuing consent to its appointment by the Borrower as its agent to receive service of process as specified in the Existing Facility Agreement, which letter shall be in full force and effect and shall apply to the Facility Agreement in all respects through November 3, 2027.

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SECTION III.REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants on the Amendment Effective Date to the Issuer that:
(a)Corporate Power and Authority. The Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment.
(b)Authorization of Agreements. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of the Borrower.
(c)Enforceability. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(d)Governmental Approvals; No Conflict. The execution, delivery and performance by the Borrower of this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, bye-laws, memorandum of association or other organizational documents of the Borrower or any order of any Governmental Authority applicable to the Borrower and (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower, but only to the extent that such violation or default or right to require payment could reasonably be expected to result in a Material Adverse Effect.
(e)Absence of Default. No Default has occurred and is continuing.
(f)Insurance Licenses. As of the Amendment Effective Date,
(1) schedule 1 attached hereto lists all of the jurisdictions in which the Borrower holds active licenses and is authorized to transact insurance business;

(2) no such license is the subject of a direction issued by an Applicable Insurance Regulatory Authority, proceeding for suspension or revocation, there is no sustainable basis for such suspension or revocation, and to the Borrower's knowledge, no such suspension or revocation has been threatened by any Governmental Authority;

(3) schedule 1 attached hereto also indicates the type or types of insurance in which the Borrower is permitted to engage with respect to each license therein listed; and

(4) neither the Borrower nor any Insurance Subsidiary transacts any insurance business, directly or indirectly, in any jurisdiction where it would be unlawful for it to do so.
(g)Representation as to Foreign Jurisdiction Matters. As of the Amendment Effective Date, there is no tax, levy, impost, duty, fee, assessment or other governmental charge, or any deduction or withholding, imposed by any Governmental Authority in or of the Applicable Foreign Jurisdiction either (i) on or by virtue of the execution or delivery of the Applicable Facility Documents or this Amendment or (ii) on any payment to be made by the Borrower pursuant to the Applicable Facility Documents or this Amendment.
(h)Subsidiaries. As of the Amendment Effective Date, the Borrower has no Subsidiaries.
SECTION IV.MISCELLANEOUS
4.1Reference to and Effect on the Existing Facility Agreement and the Other Facility Documents.

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(a)The Facility Agreement and the other Facility Documents shall remain in full force and effect after giving effect to this Amendment and are hereby ratified and confirmed in all respects.
(b)The execution, delivery and performance of this Amendment shall not, other than as expressly set forth herein, constitute a waiver or amendment of any provision of, or operate as a waiver or amendment of any right, power or remedy of the Issuer under, the Existing Facility Agreement or any of the other Facility Documents.
(c)This Amendment shall constitute a "Facility Document" under and as defined in the Facility Agreement and from and after the Amendment Effective Date, all references to the Facility Agreement in any Facility Document and all references in the Facility Agreement to "this Agreement," "hereunder", "hereof" or words of like import referring to the Facility Agreement, shall, unless expressly provided otherwise, refer to the Existing Facility Agreement as amended by this Amendment.
(d)Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations. The Borrower hereby confirms, acknowledges and agrees that (i) the pledge and security interest in the Collateral granted by it pursuant to the Security Documents shall continue in full force and effect and (ii) such pledge and security interest in the Collateral granted by it pursuant to the Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.
4.2Expenses. The Borrower hereby affirms its obligation under Section 9.3(a) of the Facility Agreement to pay or reimburse all reasonable and documented out-of-pocket expenses of the Issuer in connection with this Amendment, including reasonable and documented fees and expenses of counsel with respect thereto as set forth in Section 9.3(a).
4.3Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
4.4Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.5Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures and the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be.
4.6WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized signatories as of the date first written above.

EVEREST REINSURANCE (BERMUDA), LTD.,
as Borrower

By: ________________________________
    Name:
    Title:

[Signature Page to First Amendment]

BARCLAYS BANK PLC,
as Issuer

By: ________________________________
Name:
Title:

[Signature Page to First Amendment]

Schedule 1
[*****]